UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2015

RAPTOR PHARMACEUTICAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-25571	86-0883978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7 Hamilton Landing, Suite 100
Novato, California 94949
(Address of principal executive offices, including Zip Code)
egistrant’s telephone number, including area code: (415) 408-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On and effective as of May 18, 2015, the Board of Directors (the “Board”) of Raptor Pharmaceutical Corp. (the “Company”) approved an amendment to the Bylaws of the Company (the “Amendment”) to reduce the quorum required for a meeting of stockholders from a majority to 35% of the outstanding shares of stock entitled to vote, present in person, by remote communication or by proxy.

In addition, on May 18, 2015, the Board approved the amended and restated Bylaws of the Company (the “Amended and Restated Bylaws”), effective as of immediately following the 2015 annual meeting of stockholders (the “2015 Annual Meeting”), to restore the required quorum for a meeting of stockholders to a majority of the outstanding shares of stock entitled to vote, present in person, by remote communication or by proxy. Please see the discussion in Item 8.01 below.

The foregoing description of the Amendment and the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of each of the Amendment and the Amended and Restated Bylaws filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01	Other Events

As previously disclosed in the Company’s additional proxy materials filed with the Securities and Exchange Commission (the “SEC”) on May 5, 2015, the 2015 Annual Meeting was convened on May 5, 2015 and subsequently adjourned for lack of requisite quorum to conduct formal business until 8:00 a.m., local time, on May 19, 2015.

Although the Company worked diligently to obtain the requisite quorum during the adjourned period, the Company was unable to obtain a quorum for the 2015 Annual Meeting as of May 18, 2015. Accordingly, in order to facilitate the timely transaction of business at the 2015 Annual Meeting, on May 18, 2015, the Board approved an amendment to the Bylaws of the Company to reduce the requisite quorum such that the 2015 Annual Meeting could proceed with formal business on May 19, 2015. The majority quorum requirement will be restored effective as of immediately following the 2015 Annual Meeting as described in Item 5.03 above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

3.1	Amendment to the Amended and Restated Bylaws of Raptor Pharmaceutical Corp. (effective as of May 18, 2015)
3.2	Amended and Restated Bylaws of Raptor Pharmaceutical Corp. (effective as of immediately following the 2015 Annual Meeting on May 19, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2015	RAPTOR PHARMACEUTICAL CORP.

	By:	/s/ Michael Smith
	Name:	Michael Smith
	Title:	Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Exhibit Description

3.1	Amendment to the Amended and Restated Bylaws of Raptor Pharmaceutical Corp. (effective as of May 18, 2015)
3.2	Amended and Restated Bylaws of Raptor Pharmaceutical Corp. (effective as of immediately following the 2015 Annual Meeting on May 19, 2015)